Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

     I, Keith D. Nosbusch, President and Chief Executive Officer of Rockwell Automation, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Annual Report on Form 10-K of the Company for the year ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KEITH D. NOSBUSCH Keith D. Nosbusch President and Chief Executive Officer

Date: November 19, 2004